UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sale of Notes

On May 4, 2020, Kraft Heinz Foods Company (the “Issuer”), a 100% owned operating subsidiary of The Kraft Heinz Company (the “Guarantor”), completed its previously announced offering of $1.35 billion aggregate principal amount of its 3.875% senior notes due 2027 (the “2027 Notes”), $1.35 billion aggregate principal amount of its 4.250% senior notes due 2031 (the “2031 Notes”) and $800 million aggregate principal amount of its 5.500% senior notes due 2050 (the “2050 Notes” and, together with the 2027 Notes and the 2031 Notes, the “Notes”) in a private offering (the “Offering”). The Notes were sold to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States under Regulation S of the Securities Act.

The Notes were issued pursuant to an Indenture, dated as of July 1, 2015, among the Issuer, the Guarantor and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture, dated as of May 18, 2020, by and among the Issuer, the Guarantor and the Trustee (the “Ninth Supplemental Indenture”).

The Issuer intends to use the proceeds from the Offering, after deducting the Initial Purchasers’ (as defined below) discounts and related fees and expenses, (i) to fund the previously announced tender offer (the “Tender Offer”) to purchase, for cash, up to a maximum combined aggregate purchase price of $2,200,000,000, excluding accrued and unpaid interest (the “Maximum Tender Amount”) of its outstanding Floating Rate Senior Notes due February 2021, 3.500% Senior Notes due June 2022, 3.500% Senior Notes due July 2022, Floating Rate Senior Notes due August 2022, 4.000% Senior Notes due June 2023, 3.950% Senior Notes due July 2025 and 3.000% Senior Notes due June 2026 and to pay fees and expenses in connection therewith and (ii) to fund the previously announced conditional redemptions in full of the Issuer’s $300 million outstanding aggregate principal amount of 3.375% Senior Notes due June 2021 and $976 million outstanding aggregate principal amount of 4.875% Second Lien Senior Secured Notes due 2025 (the “Concurrent Redemptions”). In the event that the Tender Offer is not consummated or the net proceeds from the Offering are otherwise in excess of the amount needed to fund the Tender Offer and the Concurrent Redemptions, the Issuer intends to use the net proceeds of this Offering for general corporate purposes, which may include the repayment, redemption or repurchase of outstanding indebtedness.

The 2027 Notes will mature on May 15, 2027. The 2031 Notes will mature on March 1, 2031. The 2050 Notes will mature on June 1, 2050. Interest on the 2027 Notes will accrue at the rate of 3.875% per annum, interest on the 2031 Notes will accrue at the rate of 4.250% per annum, and interest on the 2050 Notes will accrue at the rate of 5.500% per annum. Interest on the 2027 Notes will be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2020. Interest on the 2031 Notes will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2020. Interest on the 2050 Notes will be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2020. The Notes are guaranteed on a senior basis by Kraft Heinz.

The foregoing description of the Ninth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Ninth Supplemental Indenture and the Form of Note, which are filed hereto as Exhibit 4.1 and 4.2, respectively, and are incorporated by reference herein.

Registration Rights Agreement

In connection with the sale of the Notes, the Issuer and the Guarantor entered into a Registration Rights Agreement, dated as of May 18, 2020 (the “Registration Rights Agreement”), with J.P. Morgan Securities LLC, for itself and on behalf of the other initial purchasers (the “Initial Purchasers”) with respect to the Notes. Under the Registration Rights Agreement, the Issuer and the Guarantor have agreed, with respect to the Notes, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended, to cause an exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days after May 18, 2020. The Issuer and the Guarantor may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Issuer and the Guarantor fail to satisfy these and other obligations contained in the Registration Rights Agreement, additional payments of interest will accrue on the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed hereto as Exhibit 4.3, and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

4.1

Ninth Supplemental Indenture, dated as of May 18, 2020, governing the 3.875% senior notes due 2027, the 4.250% senior notes due 2031 and the 5.500% senior notes due 2050, by and among Kraft Heinz Foods Company, as issuer, The Kraft Heinz Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of Note (included as Exhibit A to Exhibit 4.1 filed herewith).

4.3

Registration Rights Agreement, dated as of May 18, 2020, by and among Kraft Heinz Foods Company, a Pennsylvania limited liability company, The Kraft Heinz Company, a Delaware corporation, as guarantor, and J.P. Morgan Securities LLC, as representative of the Initial Purchasers.

104	The cover page from The Kraft Heinz Company’s Current Report on Form 8-K dated May 18, 2020, formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 18, 2020	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel
and Head of CSR and Government Affairs;
Corporate Secretary